                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               BARNES GROUP INC.
               (Name of Registrant as Specified In Its Charter)

                               BARNES GROUP INC.
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)Title of each class of securities to which transaction applies:

    (2)Aggregate number of securities to which transaction applies:

    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)Proposed maximum aggregate value of transaction:

    (5)Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount Previously Paid:

    (2)Form, Schedule or Registration Statement No.:

    (3)Filing Party:

    (4)Date Filed:

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                      Barnes Group Inc.
                                      Executive Office
                                      123 Main Street
                                      Post Office Box 489
                                      Bristol, Connecticut 06011-0489 U.S.A.
                                      Tel. (860) 583-7070
[LOGO] BARNES GROUP INC.



                                                                 March 13, 2002

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 10, 2002

The Annual Meeting of Stockholders of Barnes Group Inc. will be held at The Country Club of Farmington, 806 Farmington Avenue, Farmington, Connecticut 06032, at 11:00 a.m. on Wednesday, April 10, 2002, for the following purposes:

  1.To elect three directors for a three-year term and one director for a one-year term;

  2.To approve the amended Barnes Group Inc. Employee Stock and Ownership
    Program; and

  3.To transact any other business that lawfully may come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on February 13, 2002 will be entitled to vote at the meeting.

Your vote is important. Please VOTE BY PROXY USING THE TELEPHONE OR INTERNET AS SOON AS POSSIBLE as described in the enclosed proxy card or, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED whether or not you plan to attend the meeting.

Signe S. Gates
Secretary

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----

Election of Three Directors for a Three-Year Term and One Director for a One-Year Term
  (Proxy Proposal 1)..................................................................   1

The Board and Its Committees..........................................................   3

Compensation of Directors.............................................................   4

Stock Ownership by Directors and Executive Officers...................................   4

Beneficial Owners of More Than 5% of Shares...........................................   5

Audit Committee Report................................................................   6

Compensation and Management Development Committee Report..............................   7

Compensation..........................................................................  10

Stock Options.........................................................................  11

Pension Plans.........................................................................  12

Employment Agreement..................................................................  13

Change-In-Control Agreements..........................................................  14

Performance Graph.....................................................................  15

Approval of the Amended Barnes Group Inc. Employee Stock and Ownership Program
  (Proxy Proposal 2)..................................................................  16

Independent Accountants...............................................................  20

Stockholder Proposals for 2003 Annual Meeting.........................................  21

General...............................................................................  21

Annex I, Amended Employee Stock and Ownership Program................................. A-1

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 10, 2002

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Barnes Group Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on April 10, 2002 and at any adjournment thereof. A stockholder who votes by proxy using the telephone or the Internet as described in the proxy card, or signs and returns a proxy card in the accompanying form, may revoke it by notifying the Secretary of the meeting in person or in writing (including by delivery of a later dated proxy) at any time before it is voted. This Proxy Statement and the enclosed form of proxy are being sent to stockholders on or about March 13, 2002.

ELECTION OF THREE DIRECTORS FOR A THREE-YEAR TERM AND ONE DIRECTOR FOR A ONE-YEAR TERM (Proxy Proposal 1)

   The Board of Directors Recommends a Vote "For" All Nominees.

Three directors are nominated for election at the 2002 Annual Meeting for a three-year term and one director is nominated for re-election at the 2002 Annual Meeting for a one-year term (unless any of them earlier dies, resigns or is removed, as provided in the Company's by-laws). William S. Bristow, Jr., Edmund M. Carpenter and G. Jackson Ratcliffe are nominated for re-election to the Board of Directors for terms expiring at the Annual Meeting in 2005. In order that the three classes of the Board of Directors have an equal number of directors, Donald W. Griffin is nominated for re-election to the Board of Directors for a one-year term expiring at the Annual Meeting in 2003. Directors are elected by a plurality of the votes cast for Proposal 1. Proxies may be voted only for the number of nominees named by the Board of Directors.

Pertinent information concerning the nominees for re-election as directors and the five directors whose terms continue after the meeting is set forth below. Each director has been associated with his present organization for at least the past five years unless otherwise noted. Except as expressly stated below, none of the organizations listed as business affiliates of the directors is a subsidiary or other affiliate of the Company.

Nominees for Re-election

[PHOTO] William S. Bristow, Jr.
        Director since 1978
        Current term expires 2002

        Mr. Bristow, 48, is President of W.S. Bristow & Associates, Inc., which is engaged in small business development. He is Chairman of the Executive Committee, and a
        member of the Corporate Governance Committee, the Finance Committee, and the
        Audit Committee of the Company's Board of Directors.

[PHOTO] Edmund M. Carpenter
        Director since 1998
        Current term expires 2002

        Mr. Carpenter, 60, became President and Chief Executive Officer of the Company in
        1998. He is an ex officio, non-voting member of the Executive Committee of the
        Company's Board of Directors. From 1996 to 1998, he was a Senior Managing Director
        of Clayton, Dubilier & Rice, Inc., a private equity firm. He is a director of Campbell Soup
        Company and Dana Corporation.

[PHOTO] G. Jackson Ratcliffe, Jr.
        Director since 2001
        Current term expires 2002

        Mr. Ratcliffe, 65, is Chairman of the Board of Directors of Hubbell Incorporated. He is a
        member of the Audit Committee, the Finance Committee, and the Compensation and
        Management Development Committee of the Company's Board of Directors. He was
        Chairman of the Board, President and Chief Executive Officer of Hubbell from 1987 through July 1, 2001. He is a director of Sunoco, Inc., Praxair, Inc. and Olin
        Corporation.

[PHOTO] Donald W. Griffin
        Director since 2001
        Current term expires 2002

        Mr. Griffin, 65, is Chairman of the Board of Directors of Olin Corporation. He is a
        member of the Audit Committee, the Corporate Governance Committee, and the
        Compensation and Management Development Committee of the Company's Board of
        Directors. He was Chairman, President and Chief Executive Officer of Olin from 1996 through 2000. He is a director of Eastman Chemical Company.

Continuing Directors

[PHOTO] John W. Alden
        Director since 2000
        Current term expires 2004

        Mr. Alden, 60, retired as Vice Chairman, United Parcel Service of America, Inc. in 2000.
        He is Chairman of the Corporate Governance Committee, and a member of the Finance
        Committee and the Compensation and Management Development Committee of the
        Company's Board of Directors. From 1988 until his retirement, he served as a director of United Parcel Service. He is a director of Silgan Holdings Inc.

[PHOTO] Thomas O. Barnes
        Director since 1978
        Current term expires 2003

        Mr. Barnes, 52, is Chairman of the Board of Directors and an employee of the
        Company. He is an ex officio, non-voting member of the Executive Committee of the
        Company's Board of Directors. From 1993 through May 1997, Mr. Barnes also served as Senior Vice President-Administration. Prior to joining the Company, he was
        President of The Olson Brothers Company, a manufacturer of machined metal parts.

[PHOTO] Gary G. Benanav
        Director since 1994
        Current term expires 2003

        Mr. Benanav, 56, is Chairman and Chief Executive Officer of New York Life
        International, Inc. and Vice Chairman and a Director of New York Life Insurance
        Company. He is Chairman of the Audit Committee, and a member of the Corporate
        Governance Committee and the Compensation and Management Development
        Committee of the Company's Board of Directors. Prior to his appointment at New York
        Life International in December 1997, he was Chief Executive Officer of Aeris Ventures,
        L.L.C., a venture capital firm. He is a director of Express Scripts, Inc., a full-service pharmacy benefit management company.

[PHOTO] George T. Carpenter
        Director since 1985
        Current term expires 2004

        Mr. Carpenter, 61, is President of The S. Carpenter Construction Company, which is involved in general contracting, and The Carpenter Realty Company, which is involved in real estate management. He is Chairman of the Finance Committee, and a member of the Executive Committee and the Corporate Governance Committee of the Company's
        Board of Directors. He is a director of Webster Bank.

[PHOTO] Frank E. Grzelecki
        Director since 1997
        Current term expires 2004

        Mr. Grzelecki, 64, is retired. He is Chairman of the Compensation and Management
        Development Committee, and a member of the Executive Committee, the Audit
        Committee, and the Finance Committee of the Company's Board of Directors. He was a
        Managing Director of Saugatuck Associates, Inc., a private investment firm, from 1999 to 2000. He was a director and Vice Chairman of Handy & Harman, a diversified industrial manufacturing company, from 1997 to 1998. From 1992 to 1997, he served as a director and President and Chief Operating Officer of Handy & Harman. Mr.
        Grzelecki is a trustee of The Phoenix Edge Series Fund.

THE BOARD AND ITS COMMITTEES

In 2001, the Board of Directors held six meetings. Each incumbent director of the Company attended in excess of 90% of the meetings of the Board of Directors and Board committees on which he served during 2001. In accordance with the Company's by-laws, the Board of Directors has fixed the number of directors at ten and is actively pursuing qualified candidates who are available to fill one vacancy. The Audit Committee is responsible for matters relating to accounting policies and practices, financial reporting and the internal control structure. The Audit Committee held three meetings in 2001. The Compensation and Management Development Committee administers the Company's incentive and stock plans, sets the salary of the President and Chief Executive Officer, and reviews and approves the compensation of the other executive officers. The Compensation and Management Development Committee held three meetings in 2001. The Corporate Governance Committee makes recommendations concerning Board membership, functions and compensation. The Corporate Governance Committee will consider director nominations submitted by stockholders in accordance with the procedures described below under the caption "Stockholder Proposals for 2003 Annual Meeting." The Corporate Governance Committee held three meetings in 2001. All of these committees are standing committees of the Board.

COMPENSATION OF DIRECTORS

The annual retainer for directors is $35,000. The fee for attending a meeting is $1,000 ($1,500 if held outside of Connecticut or New York City), except that the committee chairperson receives an additional $500 for each meeting at which he presides. Messrs. Barnes and E.M. Carpenter do not receive a retainer or meeting fees for service as directors. Mr. Barnes receives $250,000 for serving as Chairman and performing various other duties as a nonexecutive employee of the Company. The other duties performed by Mr. Barnes include working with the President and Chief Executive Officer to develop relationships with possible strategic partners, participating in the process of acquiring other businesses or entities and engaging in various operational corporate activities when requested, chairing Barnes Group Foundation, Inc., serving on the NHK-Associated Spring Suspension Components Inc. Board of Directors, and maintaining an active role in community affairs in the Bristol and Hartford areas. The grant of rights to receive stock and the payment of dividend equivalents under the Non-Employee Director Deferred Stock Plan are additional forms of director compensation. Under this plan each non-employee director is granted the right to receive 6,000 shares of Company common stock when his membership on the Board terminates. The plan provides that each newly elected director will receive the same grant. The plan also provides for the payment of dividend equivalents equal to 6,000 times the dividend per share for each dividend payment date./1/ In addition, in 2001, Messrs. Ratcliffe and Griffin were each granted stock options to acquire 2,500 shares of Company common stock and each of the other directors other than Mr. E.M. Carpenter was granted stock options to acquire 5,000 shares of Company common stock under the Barnes Group Inc. Employee Stock and Ownership Program (the "Employee Stock and Ownership Program"). These options become exercisable at the rate of 33.4% on the first anniversary of the grant date and 33.3% on the second and third anniversaries of the date of grant.

STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

As of January 1, 2001, the Company's directors, named executive officers, and directors and officers as a group beneficially owned the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), shown below:

                                                 Amount and Nature       Percent of
          Name of Person or Group            of Beneficial Ownership/1/ Common Stock
------------------------------------------------------------------------------------
John W. Alden...............................             7,667                 *
Thomas O. Barnes............................           628,604               3.4%
Gary G. Benanav.............................            22,554                 *
William S. Bristow, Jr......................           380,971               2.1%
Leonard M. Carlucci.........................           196,869               1.1%
Edmund M. Carpenter.........................           513,064               2.7%
George T. Carpenter.........................           148,737                 *
William C. Denninger........................            66,714                 *
A. Keith Drewett............................            73,849                 *
Donald W. Griffin...........................             6,600                 *
Frank E. Grzelecki..........................            18,667                 *
Gregory F. Milzcik..........................            97,799                 *
G. Jackson Ratcliffe........................             6,104                 *
-------------------------------------------- -------------------------  ------------
Directors & officers as a group (21 persons)         2,618,570              13.3%
------------------------------------------------------------------------------------

*Less than 1% of Common Stock beneficially owned.

Note to the above table:

/1/The named person or group has sole voting and investment power with respect to the shares listed in this column, except as set forth in this Note.

 Mr. Barnes has sole voting and shared investment power with respect to 319,837 shares and no voting and shared investment power with respect to 66,352 shares. Included in Mr. G.T. Carpenter's total are 119,147 shares held by corporations through which he has voting control. Mr. Bristow has shared voting and shared investment power with respect to 186,098 shares. The remainder of Mr. Bristow's shares are held in a trust which he has the power to revoke.

--------
/1/Mr. Barnes became a participant in the plan when it was adopted in 1987. He became an employee in 1993 and continues to participate in the plan.

 The shares listed for Messrs. Barnes, Carlucci, E.M. Carpenter, Denninger, Drewett, and Milzcik, and the directors and officers as a group include 70,117, 174,220, 410,303, 54,531, 62,611, 81,175 and 1,273,690 shares, respectively, which they have the right to acquire within 60 days after January 1, 2002. The shares listed for Messrs. Barnes, Carlucci, E.M. Carpenter, Denninger, Drewett, Milzcik, and the directors and officers as a group also include 6,335, 16,016, 2,643, 741, 460, 1,179, and 67,713 shares, respectively, over which they have voting power and limited investment power. These shares are held under the Company's Retirement Savings Plan. The shares listed for Messrs. Alden, Barnes, Benanav, Bristow, G.T. Carpenter, Griffin, Grzelecki, and Ratcliffe include 6,000 shares that each of them has the right to receive under the Non-Employee Director Deferred Stock Plan described above under the heading "Compensation of Directors."

 The shares listed for Messrs. Carlucci, E.M. Carpenter, Denninger, Drewett, Milzcik, and the directors and officers as a group do not include 14,523, 111,498, 14,523, 14,523, 10,374, and 209,007 restricted stock awards, respectively, that they currently may have the right to receive on a future date pursuant to the underlying agreements.

The number of shares reported as beneficially owned has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

BENEFICIAL OWNERS OF MORE THAN 5% OF SHARES

The individuals and institutions set forth below are the only persons known by the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock (as of December 31, 2001, in each case as indicated in the notes to this table):

                                                       Amount and Nature of  Percent of
Name and Address of Beneficial Owner                   Beneficial Ownership Common Stock
----------------------------------------------------------------------------------------
Mr. Wallace Barnes/1/.................................      2,004,187           10.9%
1875 Perkins Street
Bristol, Connecticut 06010

Fleet National Bank/2/................................      2,221,372           12.0%
777 Main Street
Hartford, Connecticut 06115

Frank Russell Trust Company/3/........................      3,814,260           20.7%
909 A Street
Tacoma, Washington 98402

Gamco Investors, Inc./4/..............................      1,146,875            6.3%
One Corporate Center
Rye, New York 10580

Notes to the above table:

/1/As of December 31, 2001, as reported on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 8, 2002. According to such filing on such date, he had sole investment power with respect to 1,149,722 shares; and shared investment power with respect to 854,465 shares. Mr. Barnes had shared voting power with respect to 30,000 shares, which are held by a private charitable foundation established by Mr. Barnes, as to which shares he disclaims beneficial ownership, and sole voting power with respect to 1,974,187 shares.

/2/As of December 31, 2001, Fleet National Bank ("Fleet") as reported on a
   Schedule 13G filed with the SEC on February 14, 2002. According to such filing, Fleet had sole voting power with respect to 481,545 shares; sole investment power with respect to 432,165 shares; and shared investment power with respect to 1,741,303 shares.

/3/As of December 31, 2001, as reported on a Schedule 13G filed with the SEC on February 14, 2002. According to such filing, Frank Russell Trust Company ("Frank Russell") holds such shares in its capacity as trustee for the Company's Retirement Savings Plan (a 401(k) plan) and two of the Company's defined benefit pension plans. As reported on the 13G, Frank Russell has shared voting power and shared investment power with respect to such shares.

/4/As of December 31, 2001, as reported on a Schedule 13F filed with the SEC on February 14, 2002. According to such filing, as of such date, Gamco Investors, Inc. reported that it had sole voting power with respect to 1,138,875 shares; shared voting power with respect to 8,000 shares; and sole investment power with respect to 1,146,875 shares.

AUDIT COMMITTEE REPORT

To Our Fellow Stockholders at Barnes Group Inc.:

We, the members of the Audit Committee of the Board of Directors, are independent directors, as defined by the New York Stock Exchange. Management is responsible for the Company's financial reporting process and internal controls. The responsibility of the Committee is to provide general oversight of the Company's financial accounting, reporting and underlying internal controls. The Committee provides additional oversight of the Company's Corporate Compliance Program. The Committee, in conjunction with the Board of Directors, has the ultimate authority for the selection, evaluation and retention of the independent auditors.

On February 6, 2002, the Audit Committee reviewed and reassessed the Committee's charter to ensure its adequacy and compliance with the new rules of the Securities and Exchange Commission and the New York Stock Exchange. A copy of the Committee's charter was filed with the 2001 Proxy Statement. In 2001, the Committee operated in accordance with its charter.

During 2001, the Committee met three times for the purpose of providing a forum for communication among the directors, the Company's independent auditors, PricewaterhouseCoopers LLP, the Company's internal audit function and corporate management. During these meetings, the Committee reviewed and discussed the interim and the audited financial statements with management and PricewaterhouseCoopers. In accordance with Statement of Auditing Standards No. 61, Communication with Audit Committees, the Committee discussed all required matters with PricewaterhouseCoopers including the conduct of the audit of the Company's financial statements.

In addition, the Committee obtained formal, written disclosures from PricewaterhouseCoopers, including a letter affirming their independence as required by Independence Standards Board Standard No. 1. The information contained in this letter was discussed with PricewaterhouseCoopers.

   The Committee reviewed aggregate fees billed by PricewaterhouseCoopers for the year 2001 which are as follows:

Audit Fees............................................          $  706,067
Financial Information Systems Design and
  Implementation Fees.................................                   0
All Other Fees:
   Acquisition Due Diligence.......................... $398,388
   Tax Services.......................................  450,602
   Internal Audit.....................................   83,912
   Other..............................................  157,809
                                                       --------
   Total All Other Fees...............................           1,090,711
                                                                ----------
Total Fees............................................          $1,796,778
                                                                ==========

The Committee concluded that the non-audit services rendered in 2001 did not impair the independence of PricewaterhouseCoopers.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, inclusion of the audited financial statements in the Company's Annual Report on Form 10-K, for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee has also recommended to the Board, and the Board has approved, the selection of PricewaterhouseCoopers as the Company's independent accountants for 2002.

                                          AUDIT COMMITTEE

                                          Gary G. Benanav, Chairperson
                                          William S. Bristow, Jr.
                                          Donald W. Griffin
                                          Frank E. Grzelecki
                                          G. Jackson Ratcliffe

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

To Our Fellow Stockholders at Barnes Group Inc.:

We, the members of the Compensation and Management Development Committee of the Board of Directors of Barnes Group Inc. (the "Company"), are independent, non-employee directors with no "interlocking" relationships as defined by the Securities and Exchange Commission. We are committed to developing compensation strategies with strong ties to stockholder value creation. When Barnes Group's stockholders win - by building lasting value through balanced, profitable, sustainable growth - Barnes' executives win. The overarching philosophy with respect to executive compensation, therefore, is to deploy programs directly linked to the Company's strategic business objectives and total stockholder return. If the Company's results against its goals and targets are below preset performance thresholds, and if stock price appreciation is not realized, payouts under the Company's short-term and long-term incentive programs are reduced to zero. If, however, the Company's results exceed preset performance targets, Barnes executives have an opportunity to realize significant additional compensation. This high degree of performance linkage, and the significant leverage and risk incorporated into the programs, give Barnes Group's executive team a very strong financial incentive to build the lasting value through balanced, profitable, sustainable growth that creates stockholder wealth.

Barnes Group's short-term incentive strategies incorporate "stretch" operational goals. The Company's Board of Directors has taken an active role in the determination of these goals, and participated in the development of compensation programs directly tied to these same goals. Our objective has been to ensure appropriate balance between short-term and long-term incentives.

During 2001, the Company retained independent compensation consultants to assist in the development of competitive compensation data for a group of comparative companies and for general industry. The comparison group currently consists of companies of similar size in one or more of the Company's industries. The companies chosen for the comparison group are not necessarily the same as those represented in the stock price performance graph accompanying this report. We believe Barnes Group's market for executive talent extends beyond this comparison group, and the competitive compensation levels have been determined accordingly.

The key elements of Barnes Group's executive compensation strategy are salary, short-term incentives, and long-term incentives.

Salaries

Executive officer salaries are established with reference to competitive levels for positions of similar responsibility and impact. We review executive officers' salaries at least annually. Salaries are targeted to fall within a range of (+/-)10% of the median competitive level for the executive team overall. Individual salaries may exceed or fall below that competitive range, depending on the experience requirements of the position and the executive's contribution to the Company.

Mr. E.M. Carpenter became President and Chief Executive Officer on December 8, 1998. His initial annual salary was established in accordance with his Employment Agreement (which is described below under the heading "Employment Agreement"). The Committee increased Mr. Carpenter's annual salary to $650,000 effective March 1, 2001. In determining the magnitude of the increase, the Committee considered the annual salaries of chief executive officers of the group of comparative companies described above, and of industrial companies of comparable size and complexity.

Short-Term Incentives

Barnes Group executives place a significant percentage of their annual cash compensation at risk under the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers, approved by stockholders at the

April 12, 2001 Annual Meeting, and the Management Incentive Compensation Plan. Award opportunities are based on the performance of the Company as a whole, the business unit over which the executive has a direct influence, or a combination of both. For 2001, the performance measures were earnings per share, operating profit (less a charge for the capital employed by the applicable business unit) and revenue, but may include in future periods other measures directly tied to stockholder value creation as we believe to be appropriate given changes in business conditions. Target incentive amounts are established at the start of the year for each executive, stated as a percent of salary. Performance target, threshold, and maximum amounts are established at the start of each operating period. The final payout is calculated based upon the operating results attained relative to these preset performance targets. If performance is below the threshold amount established, the payout is reduced to zero. If the targeted operating results are attained, the target incentive amounts are payable. If performance exceeds the applicable maximum amount, the maximum performance factor is awarded. For 2001, if performance exceeded the applicable maximum amounts, the following percent of salary was payable: 225% for the President and Chief Executive Officer; 150% for Group Presidents; 135% for Senior Vice Presidents; and 105% for Vice Presidents.

In 2001, the Company outperformed most of the comparative companies that serve as the compensation peer group on several key measures, including total shareholder return. As indicated above, the performance measures for 2001 were earnings per share and revenue. As a result of not attaining threshold amounts established, the short-term incentive for Mr. E.M. Carpenter was reduced to zero for 2001, as shown on page 10, consistent with the performance requirements of the Company's short-term incentive compensation plans.

Long-Term Incentives

We believe a substantial percentage of total compensation must be tied directly to the creation of stockholder value. Historically, we have determined long-term compensation based on two indicators of stockholder value creation: stock price and economic return. The latter measure has served effectively as the basis for the Barnes Group Inc. 1996 Long-Term Incentive Plan ("LTIP") and predecessor plans throughout the 1990s.

Under the LTIP, the Committee has granted performance units to executive officers. Any resulting cash payments are equal to the increase in the value of the performance units over a three-year period. The value of a performance unit for any single year is equal to economic return, measured as cash flow from operations in excess of the risk-adjusted cost of equity capital, for the current and previous four years. Awards for each three-year period are paid in the year following the end of the period. Awards under the LTIP paid in 2001 were based on an increase in the value of performance units over the three-year period from 1998 to 2000. Beginning January 1, 1999, Mr. E.M. Carpenter became a participant in the LTIP in accordance with his Employment Agreement.

Beginning in 2000, we discontinued future awards under the LTIP. Existing LTIP cycles continued uninterrupted, with the last three-year period having ended on December 31, 2001. In 2001, we utilized a combination of stock options and restricted stock awards as the vehicles for long-term incentives, to maximize the retention capability of and the impact of stock price appreciation on long-term compensation. Stock-based long-term incentives incorporate a higher level of risk than other forms of executive compensation, including the LTIP they supplanted, and tie employees' long-term economic interests directly to those of stockholders. These options and restricted stock awards were principally granted under the Employee Stock and Ownership Program approved by stockholders at the April 12, 2000 Annual Meeting. This plan allows for the use of several long-term incentive vehicles, in addition to stock options and restricted stock awards.

Beginning in 2000, we instituted stock ownership guidelines under which every executive is expected to hold a substantial ownership stake in the Company. Ownership includes stock owned under the Barnes Group Inc. Retirement Savings Plan and Employee Stock Purchase Plan. In contrast to some companies' ownership programs, restricted stock awards, stock options, and performance stock are excluded until the related stock is directly owned.

The current stock ownership guidelines that apply to the top 45 executives of the Company worldwide are:

                                                      Multiple of
             Position                                Annual Salary
             --------                                -------------
             Chief Executive Officer................      5x
             All Other Executive Officers...........      3x
             Non-Officers...........................      1x

We monitor ownership levels at least annually. Executives subject to the ownership guidelines are expected to make substantial progress toward the applicable guideline, with full compliance by the end of 2004, or 5 years from date of hire or promotion for new executives. The Committee is pleased with the progress demonstrated by the management team through December, 2001. We will, at our discretion, pay future amounts under the Company's short-term incentive compensation plans in stock if the guidelines are not met and if substantial progress is not apparent, or take other actions as we deem appropriate at that time to ensure compliance.

The Committee currently grants stock options and restricted stock awards to executive officers and other key employees under the 1991 Barnes Group Stock Incentive Plan ("SIP") and the Employee Stock and Ownership Program. Except for initial grants (which are typically awarded at 85% of market value) to certain executive officers upon assumption of their positions, options generally have been granted on an annual basis at the market price of the Common Stock on the date of grant. Such options become exercisable over time.

In 2001, we granted Mr. E.M. Carpenter an option to purchase Company Stock at 100% of the then current market value, as shown on page 12. In 2001, we also granted Mr. E.M. Carpenter a restricted stock award, as shown on page 11. In determining the size and type of grants, we considered the magnitude and types of grants to chief executive officers of industrial companies of comparable size and complexity and the importance of linking a significant part of Mr. E.M. Carpenter's total compensation package to the future performance of the Company's stock.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the Company's tax deduction to $1 million per year for compensation paid to the Chief Executive Officer and each other executive officer named in that year's proxy statement unless certain conditions are met. One of those requirements is that compensation over $1 million annually must be based on stockholder-approved plans. The SIP, which was approved as amended and restated in 1996, meets these requirements. The Employee Stock and Ownership Program, which was approved in 2000, and the Barnes Group Inc. Performance-Linked Bonus Plan For Selected Executive Officers, which was approved in 2001, were also designed to meet these requirements. Our present intention is to comply with the requirements of Section 162(m) unless and until we determine that compliance would not be in the best interest of the Company and its stockholders.

                                          COMPENSATION AND MANAGEMENT
                                          DEVELOPMENT COMMITTEE

                                          Frank E. Grzelecki, Chairman
                                          John W. Alden
                                          Gary G. Benanav
                                          Donald W. Griffin
                                          G. Jackson Ratcliffe

COMPENSATION

The following table sets forth compensation paid by the Company to the Chief Executive Officer and to the four other most highly paid persons who were executive officers at the end of 2001 (the "named executive officers").

                          SUMMARY COMPENSATION TABLE

                                                                        Long-Term Compensation
                                                                    -------------------------------
                                           Annual Compensation            Awards/3/        Payouts
                                        --------------------------  --------------------- ---------
                                                           Other    Restricted Securities
                                                           Annual     Stock    Underlying            All Other
                                                          Compen-   Awards/4/   Options     LTIP      Compen-
Name and Principal Position/1/     Year  Salary   Bonus   sation/2/    ($)        (#)     Payouts/5/ sation/6/
------------------------------     ---- -------- -------- --------  ---------- ---------- ---------  ---------

E.M. Carpenter                     2001 $638,338 $    -0- $ 31,456  $1,092,600  371,311   $144,499   $ 26,535
President and Chief                2000  575,008  808,605  143,713         -0-  280,280     92,208    175,250
Executive Officer                  1999  550,000  275,000   60,703         -0-  128,200        -0-     80,860

L.M. Carlucci                      2001  337,330      -0-   12,440     254,940   76,124     66,868     10,895
Vice President, Barnes Group Inc.  2000  321,668  368,770   22,514         -0-   72,000    103,734     28,990
and President, Associated Spring   1999  307,038  336,686   67,633         -0-   66,300    163,191    105,901

A.K. Drewett                       2001  285,839      -0-   10,427     254,940   75,708     31,691     12,178
Vice President, Barnes Group Inc.  2000  157,043  168,173   23,913         -0-   86,000        -0-     27,643
and President, Barnes Distribution

W.C. Denninger                     2001  284,164      -0-    4,748     254,940   75,967     35,790     10,903
Senior Vice President, Finance     2000  207,310  174,918   18,318         -0-   74,000        -0-     21,504
and Chief Financial Officer

G.F. Milzcik                       2001  267,500  468,421    1,873     182,100   85,448     67,461      5,689
Vice President, Barnes Group Inc.  2000  252,500  120,682    7,066         -0-   63,711     31,798     11,695
and President, Barnes Aerospace    1999  132,923   59,815   51,239         -0-   57,380        -0-     85,709

Notes to the above table:

/1/Mr. Denninger joined the Company in March 2000; accordingly, no information is provided for him in 1999. Mr. Drewett joined the Company in May 2000; accordingly, no information is provided for him in 1999. Mr. Milzcik joined the Company in June 1999.

/2/Other annual compensation consists of reimbursement for taxes paid on perquisites, including life insurance premiums, financial planning services, country club dues and relocation expenditures paid by the Company.

/3/Awards to the executives were granted under the 1991 Barnes Group Stock
   Incentive Plan and the Employee Stock and Ownership Program, except for 75,000 stock options and 60,000 restricted stock units that were granted to Mr. E.M. Carpenter in 1998 in accordance with his Employment Agreement.

/4/Messrs. E.M. Carpenter and Milzcik were each awarded restricted stock units in the amounts of 60,000 and 10,000, respectively, on 2/6/01. Messrs. Carlucci, Denninger and Drewett were each awarded restricted stock units in the amount of 14,000 on 2/6/01. Units will be credited to each executive in the amount of 33.4%, 33.3% and 33.3% of the number of restricted stock units on the third, fourth and fifth anniversaries, respectively, of the date of the award, in each case, provided that he is an employee of the Company on such anniversary dates. The units awarded to each executive entitles him to receive, without payment to the Company, shares of Common Stock equal to the number of restricted stock units credited to him. Each holder is credited with dividend equivalents on all restricted stock units credited to him based upon dividends paid on outstanding shares of Common Stock. Such dividend equivalents are converted, as of each dividend payment date, into a number of additional restricted stock units equal to the amount of dividends that would have been paid on the number of shares of Common Stock equivalent to the number of restricted stock units credited to the holder immediately prior to the dividend payment date, divided by the market price of the Common Stock on the dividend payment date. As of December 31, 2001, Messrs. E.M. Carpenter and Milzcik were credited with 111,498, and 10,374 restricted stock units, respectively, having a value of $23.99 per share as of December 31, 2001, or in the aggregate $2,674,840 and $248,864, respectively. As of December 31, 2001 Messrs. Carlucci, Drewett and Denninger each were credited with 14,523 restricted stock units, having a value of $23.99 per share as of December 31, 2001, or in the aggregate $348,410.

/5/Payment in the designated year with respect to the three-year performance period ending the prior year. Thus, the payment made in 2001 covered the three-year period ending in 2000.

/6/Includes matching contributions by the Company under the Retirement Savings
   Plan and premiums paid for life insurance. Included in "All Other Compensation" for Mr. E.M. Carpenter for 2000 is $100,000 for the reimbursement of moving expenses paid by the Company in 2000. Included in "All Other Compensation" for Mr. Milzcik in 1999 is $40,000 for a sign-on bonus and $37,255 for the reimbursement of moving expenses. Included in "All Other Compensation" for Mr. Carlucci for 1999 is $71,093 for the reimbursement of moving expenses.

STOCK OPTIONS

The following table provides information on grants of stock options in 2001 pursuant to the 1991 Barnes Group Stock Incentive Plan and the Employee Stock and Ownership Program to the named executive officers.

                             OPTION GRANTS IN 2001

                  Number of  Percent of                     Potential Realizable Value at
                  Securities   Total                           Assumed Annual Rates of
                  Underlying  Options                        Stock Price Appreciation to
                   Options   Granted to Exercise            End of Option Term in 2011/3/
                  Granted/1/ Employees  Price/2/ Expiration -----------------------------
Name                 (#)      in 2001    ($/Sh)     Date          5%            10%
----              ---------- ---------- -------- ----------   ----------     ----------
E.M. Carpenter     250,000      15.6%   $18.2100  2/06/11   $2,863,050     $7,255,525
E.M. Carpenter/4/   10,755       0.7%    20.6400  2/10/10       81,842        301,441
E.M. Carpenter/4/   19,100       1.2%    20.6400  2/10/10      217,347        535,335
E.M. Carpenter/4/   13,365       0.8%    20.4600  2/19/09      134,114        312,712
E.M. Carpenter/4/   13,252       0.8%    20.4600  2/10/10      149,485        368,188
E.M. Carpenter/4/   34,563       2.2%    22.0800  2/10/10      333,885      1,036,320
E.M. Carpenter/4/   30,276       1.9%    20.2000  2/10/10      425,478        830,486
L.M. Carlucci       75,000       4.7%    18.2100  2/06/11    1,102,028      2,176,658
L.M. Carlucci/4/     1,124       0.1%    19.4800  2/10/10        9,857         29,733
A.K. Drewett        62,000       3.9%    18.2100  2/06/11      838,296      1,799,370
A.K. Drewett/4/      5,409       0.3%    19.3000  5/11/10       48,409        141,761
A.K. Drewett/4/      1,095       0.1%    21.6500  2/10/10        9,078         32,193
A.K. Drewett/4/      4,576       0.3%    23.4500  5/11/10       46,384        145,718
A.K. Drewett/4/      2,628       0.2%    23.4500  5/11/10       33,976         83,686
W.C. Denninger      62,000       3.9%    18.2100  2/06/11    1,239,231      1,799,370
W.C. Denninger/4/    5,851       0.4%    21.0000  4/11/10       42,418        166,852
W.C. Denninger/4/      376       0.0%    20.0000  4/11/10        4,729         10,212
W.C.Denninger/4/     5,408       0.3%    22.1000  4/11/10       48,275        162,297
W.C. Denninger/4/    1,868       0.1%    22.1000  4/11/10       22,760         56,060
W.C. Denninger/4/      464       0.0%    20.1600  4/11/10        6,554         12,703
G.F. Milzcik        60,000       3.7%    18.2100  2/06/11      783,888      1,483,692
G.F. Milzcik/4/      3,243       0.2%    20.4500  7/15/09       20,932         75,842
G.F. Milzcik/4/      7,936       0.5%    20.4500  2/10/10       89,476        220,383
G.F. Milzcik/4/     14,269       0.9%    21.1900  2/10/10      150,320        410,589

Notes to the above table:

/1/Options granted under the Employee Stock and Ownership Program for Salary
   Grade 21 and above on February 6, 2001 become exercisable at the rate of 33.4% on the first anniversary and 33.3% on the second and third anniversaries of the grant date. Each option listed above includes a reload feature.

/2/For awards under the Employee Stock and Ownership Program, the exercise price is defined as the closing market price for the preceding day.

/3/Represents total appreciation over the exercise price at the assumed annual appreciation rates of 5% and 10% compounded annually for the term of the option. The preceding calculations are not intended to be a prediction by the Company of the price of its shares in the future.

/4/These option grants were made pursuant to the reload provisions under the 1991 Barnes Group Inc. Stock Incentive Plan and the Barnes Group Inc. Employee Stock and Ownership Program. The preceding calculations are not intended to be a prediction by the Company of the price of its shares in the future.

The following table provides information relating to stock option exercises in 2001 by the named executive officers and the number and value of each such officer's unexercised in-the-money options on December 31, 2001, based on the difference between the exercise price and the $23.99 per share year-end market price of the Common Stock.

        AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

                                                 Number of Securities        Value of Unexercised
                                                Underlying Unexercised       In-The-Money Options
                 Shares                      Options at Fiscal Year-End(#)   at Fiscal Year-End($)
               Acquired on                   ----------------------------- -------------------------
Name           Exercise(#) Value Realized($) Exercisable     Unexercisable Exercisable Unexercisable
----           ----------- ----------------- -----------     ------------- ----------- -------------
E.M. Carpenter   135,354       $447,651        254,919          409,517     $725,079    $2,277,349
L.M. Carlucci     11,429         99,941        125,145          139,650      521,545       753,592
W.C. Denninger    16,936         97,113         33,864           99,167      174,847       677,574
A.K. Drewett      16,597         99,083         41,944          103,167      230,955       702,409
G.F. Milzcik      28,958        110,670         61,175          107,023      247,452       609,127

PENSION PLANS

The following table gives examples of estimated annual retirement benefits payable to a named executive officer as though he had retired in 2001 at age 65 in specified compensation and years of service classifications under the Company's Salaried Retirement Income Plan, Retirement Benefit Equalization Plan and Supplemental Executive Retirement Plan.

                             PENSION PLAN TABLE A

                               Years of Service

 ------------------------------------------------------------------------------

 Remuneration             15 years 20 years 25 years 30 years 35 years 40 years
 ------------             -------- -------- -------- -------- -------- --------
 $125,000                 $ 42,698 $ 56,930 $ 71,163 $ 74,288 $ 77,413 $ 80,538
 $150,000                 $ 51,885 $ 69,180 $ 86,475 $ 90,225 $ 93,975 $ 97,725
 $200,000                 $ 70,260 $ 93,680 $117,100 $122,100 $127,100 $132,100
 $250,000                 $ 88,635 $118,180 $147,725 $153,975 $160,225 $166,475
 $300,000                 $107,010 $142,680 $178,350 $185,850 $193,350 $200,850
 $350,000                 $125,385 $167,180 $208,975 $217,725 $226,475 $235,225
 $400,000                 $143,760 $191,680 $239,600 $249,600 $259,600 $269,600
 $450,000                 $162,135 $216,180 $270,225 $281,475 $292,725 $303,975
 $500,000                 $180,510 $240,680 $300,850 $313,350 $325,850 $338,350
 $550,000                 $198,885 $265,180 $331,475 $345,225 $358,975 $372,725
 $600,000                 $217,260 $289,680 $362,100 $377,100 $392,100 $407,100
 $650,000                 $235,635 $314,180 $392,725 $408,975 $425,225 $441,475
 $700,000                 $254,010 $338,680 $423,350 $440,850 $458,350 $475,850
 $750,000                 $272,385 $363,180 $453,975 $472,725 $491,475 $510,225
 $800,000                 $290,760 $387,680 $484,600 $504,600 $524,600 $544,600

The compensation included in Pension Plan Table A in determining earnings for retirement plan purposes includes only annual salaries as shown in the column labeled "Salary" in the Summary Compensation Table. Benefits are computed on a straight-life annuity. The benefits listed in the table are not subject to a deduction for Social Security.

Messrs. L.M. Carlucci, E.M. Carpenter, W.C. Denninger, A.K. Drewett, and G.F. Milzcik all participate in the Company's Supplemental Senior Officer Retirement Plan. The following table gives examples of estimated annual retirement benefits payable under the Company's Supplemental Senior Officer Retirement Plan to each of these senior executive officers as though he had retired in 2001 at age 65 in specified compensation and years of service classifications.

                             PENSION PLAN TABLE B

                                         15 or More
                         Remuneration Years of Service
                         ------------ ----------------
                           $125,000       $68,750
                            150,000        82,500
                            200,000       110,000
                            250,000       137,500
                            300,000       165,000
                            350,000       192,500
                            400,000       220,000
                            450,000       247,500
                            500,000       275,000
                            600,000       330,000
                            700,000       385,000
                            800,000       440,000
                            900,000       495,000
                          1,000,000       550,000
                          1,200,000       660,000
                          1,300,000       715,000
                          1,400,000       770,000
                          1,500,000       825,000

The compensation included in determining earnings for the Supplemental Senior Officer Retirement Plan includes only salary and bonus as shown in the columns labeled "Salary" and "Bonus" in the Summary Compensation Table. Benefits are computed based on a straight-life annuity. This plan functions as an "umbrella" plan, and benefits listed in the table above are subject to deduction for Social Security benefits, benefits derived from other employers' pension plans and any benefits earned under the Company's other defined benefit plans, including, without limitation, the Salaried Retirement Income Plan, Retirement Benefit Equalization Plan and Supplemental Executive Retirement Plan.

Years of Service as of December 31, 2001, rounded to the nearest whole year, for the named executive officers are as follows: Mr. L.M. Carlucci, 26 years; Mr. E.M. Carpenter, 3 years; Mr. W.C. Denninger, 2 years; Mr. A.K. Drewett, 2 years; and Mr. G.F. Milzcik, 3 years.

EMPLOYMENT AGREEMENT

On December 8, 1998, the Company entered into an employment agreement (the "Agreement") with Mr. E.M. Carpenter under which he serves as the President and Chief Executive Officer of the Company. The Agreement provides for Mr. E.M. Carpenter's employment through December 31, 2001, and for automatic annual extensions until Mr. E.M. Carpenter reaches age 65, unless either party furnishes 90 days prior written notice that the Agreement will not be extended. Mr. E.M. Carpenter was granted a one-time lump sum payment under the Agreement of $100,000 as a relocation allowance, with the amount grossed up for any applicable taxes. Mr. E.M. Carpenter also became entitled to receive reimbursement of expenses reasonably incurred in connection with his duties and to receive reimbursement of reasonable legal fees in connection with the negotiation and documentation of the Agreement and the enforcement of his rights under it. As part of the Agreement Mr. E.M. Carpenter purchased on the open market $1,000,000 of Common Stock.

The Agreement provides for the following compensation benefits for Mr. E.M.
Carpenter: (i) a base salary of $550,000 annually, subject to increase at the discretion of the Board of Directors; (ii) an annual bonus pursuant to the Company's Management Incentive Compensation Plan ("MICP"), up to a maximum of 150% of salary, with a minimum bonus of $275,000 payable for calendar year 1999 if Mr. E.M. Carpenter remains in the employ of the Company through December 1, 1999; (iii) the granting of the following securities: (a) 90,300 Long Term Incentive Plan ("LTIP") units, (b) options to acquire 75,000 shares of Common Stock at an exercise price of 85% of fair market value on the date of grant,
(c) 60,000 incentive stock units to acquire restricted shares of Common Stock that will vest over a five-year period if Mr. E.M. Carpenter remains in the employ of the Company, and (d) 60,000 incentive stock units to acquire restricted shares of Common Stock that will vest over a five-year period if specified performance goals are attained and Mr. E.M. Carpenter remains in the employ of the Company; and (iv) other benefits, consisting of the payment of life insurance premiums, a financial planning allowance, an automobile allowance, service credits under the Company's non-qualified retirement plans, annual vacations, immediate participation in the Company's welfare benefit plans, and country club membership expense reimbursement.

The Agreement is subject to early termination by reason of Mr. E.M. Carpenter's death or disability, by the Company for cause, or by either party upon 30 days prior written notice. Upon termination, Mr. E.M. Carpenter would be entitled to any benefits due to him under any plan, program or policy of the Company which provides benefits after termination, other than any severance pay or salary continuation plan. In addition, if Mr. E.M. Carpenter's employment were terminated without cause or good reason, he would be entitled to continue receiving his salary and welfare plan benefits for a severance period extending through the end of the remaining employment period or two years, whichever is longer. He also would receive other benefits, including the payment of his target bonus under the MICP, continued vesting of his stock options and incentive stock units, continued service credits under the Company's non-qualified plans through the end of the severance period, and full payment of the amount owed pursuant to his LTIP awards if applicable performance goals were achieved. Payments to Mr. E.M. Carpenter would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax. In the event Mr. E.M. Carpenter were to terminate his employment without good reason and accept a comparable position with a company of equal or larger size during the employment period, he would be obliged to pay the Company $500,000 in cash. For a period of two years following termination for any reason, Mr. E.M. Carpenter would be obliged not to compete with the Company or disparage it.

Readers desiring more complete information may examine the Agreement, which has been filed as an exhibit to the Company's Form 10-K for the Fiscal Year Ended December 31, 1998.

CHANGE-IN-CONTROL AGREEMENTS

The Company has entered into change-in-control severance agreements (the "CIC Agreements") with Mr. E.M. Carpenter and each named executive officer as of the following effective dates: Mr. E.M. Carpenter, December 8, 1998; Mr. L.M. Carlucci, October 17, 1997; Mr. W.C. Denninger, March 31, 2000; Mr. A.K. Drewett, May 10, 2000; and Mr. G.F. Milzcik, June 17, 1999. The CIC Agreements for Messrs. Carpenter and Carlucci each has an initial term which ended on December 31, 1999 and, in the cases of Messrs. Denninger, Drewett and Milzcik, the initial term ended on December 31, 2000, with automatic annual extensions commencing on the immediately following January 1 and each January 1 thereafter, unless the Company or the executive provides written notice not later than September 30 of the preceding year of a determination not to extend the agreement. In the event of a "change-in-control" (as defined in the CIC Agreements), an executive who is incapacitated would be entitled to receive full salary and employment benefits (less any amounts received under the Company's long-term disability plan) until terminated for reasons of disability. An executive who is not incapacitated but is terminated for any reason after a change in control would be entitled to receive full salary and benefits through the date of termination, as well as normal post-termination compensation and benefits under the Company's compensation and benefit plans. In addition, such an executive would be entitled to receive a lump sum cash payment equal to the target award under the LTIP that is pro-rated to cover the portion of the award cycle in which the person was employed.

An executive who is terminated following a change in control other than for cause or by reason of death, disability or voluntary termination, would be entitled to severance payments and benefits. These would consist of (i) a cash payment equal to a multiple (3 times in the case of Mr. E.M. Carpenter, 2 times for each other executive) of the executive's most recent base salary and average annual bonus (as defined); (ii) continuation of participation in the Company's pension and welfare benefit plans for a number of months (36 or 24) corresponding to the multiple in (i), with the benefits reduced to the extent the executive subsequently receives coverage elsewhere; and (iii) a cash payment equal to the target award to which the executive would have been entitled under the Company's incentive compensation plans (other than the LTIP) to the date of termination (less any pro rata bonus previously paid for the same period). In addition, upon the occurrence of a change in control, (a) the executive would receive pro rata target awards under the LTIP, as if fully vested, and under the Company's other incentive compensation plans; (b) the executive's options to acquire Company stock would vest and become exercisable; and (c) all restrictions on the executive's stock-based awards would lapse. Payments to the executive would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax.

Readers desiring more complete information may examine the CIC Agreement of Mr. Carpenter, which has been filed as an exhibit to the Company's Form 10-K for the Fiscal Year Ended December 31, 1998.

PERFORMANCE GRAPH

A stock performance graph based on cumulative total returns (price change plus reinvested dividends) for $100 invested on December 31, 1996 is set forth below.


                                    [CHART]

     COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF BARNES GROUP INC.,
             THE S&P SMALLCAP 600 INDEX, AND THE RUSSELL 2000 INDEX

                 1996     1997     1998      1999     2000     2001
BGI             $100.0   $116.7   $153.7    $89.1    $113.7   $142.5
S&P 600         $100.0   $125.6   $123.9   $139.3    $155.8   $165.9
Russell 2000    $100.0   $122.2   $119.5   $145.0    $140.8   $144.5

APPROVAL OF THE AMENDED BARNES GROUP INC. EMPLOYEE STOCK AND OWNERSHIP PROGRAM (Proxy Proposal 2)

   The Board of Directors Recommends a Vote "For" This Proposal.

In February, 2002, the Board of Directors adopted the Barnes Group Inc. Employee Stock and Ownership Program as amended effective February 1, 2002 (as amended, the "Plan"), for submission to stockholders for their approval at the Annual Meeting. Among the amendments reflected in the Plan approved by the Board of Directors is an increase in the aggregate number of shares of Common Stock authorized for issuance under the Plan from 2,500,000 to 3,450,000 shares. Also, the Plan has been amended to provide that no more than 862,500 shares may be issued pursuant to restricted stock awards, performance shares and performance cash units, collectively (prior to the amendment, such limit applied only to restricted stock awards). In addition, the Plan was amended specifically to prohibit the repricing of stock options awarded at any time under the Plan, whether by cancellation and issuance of substitute stock options or otherwise. Other modifications to the Plan are discussed below under the heading "Section 162(m) Performance-Based Compensation" and other non-material modifications are reflected in the summary of the Plan set forth below.

The purposes of the Plan are:

.. to enhance the Company's ability to attract and retain key individuals as employees and service providers who will make contributions to the Company's long-term business growth, and

.. to closely align the interests of these individuals with those of the stockholders by providing opportunities to acquire and maintain Common Stock and strengthening their commitment to the Company.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the Plan as amended.

The Company is requesting stockholder approval of the Plan so that any stock options designated as incentive stock options will continue to qualify as such pursuant to Section 422 of the Internal Revenue Code, to satisfy the stockholder approval requirements of the New York Stock Exchange and to ensure the deductibility of any compensation attributable to stock options, stock appreciation rights, performance shares and performance cash units granted under the Plan that is intended to qualify as performance-based compensation pursuant to the provisions of Section 162(m) of the Internal Revenue Code (the "Code") and the regulations promulgated thereunder.

Summary of the Plan

The Plan is administered by the Compensation and Management Development Committee, a committee of the Board of Directors; provided, that, to the extent permitted by applicable law, such Committee may delegate to the Chief Executive Officer and the chairperson of such Committee the authority to take any action of such Committee authorized under the Plan with respect to any eligible person other than current or former officers or directors of the Company (within the meaning of Section 16(b) of the Exchange Act of 1934, as amended, and the regulations thereunder) or current or former covered employees (within the meaning of Section 162(m)(3) of the Code) (together, referred to herein as the "Committee").

Employees, consultants and other service providers of the Company and its subsidiaries are eligible to receive awards under the Plan as determined by the Committee. The approximate number of eligible employee participants is 615. The Company does not presently intend to grant awards to consultants or service providers and, accordingly, the number of consultants and service providers is not determinable. Awards under the Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, performance shares and performance cash units. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, and may only

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be granted to employees of the Company or one of its subsidiaries.
Non-qualified stock options, stock appreciation rights, restricted stock awards, performance shares and performance cash units may be granted to any eligible participant under the Plan.

Subject to stockholder approval, a maximum of 3,450,000 shares of Common Stock may be issued under the Plan. Shares of Common Stock underlying any award that are surrendered, terminated, expired or forfeited shall be added back to the shares of Common Stock available for issuance under the Plan. The maximum number of shares that may be granted over the period that the Plan is in effect as restricted stock awards, performance shares and performance cash units, collectively, shall be 862,500. If there is a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, other relevant change affecting the outstanding shares of Common Stock, other event which warrants equitable adjustment because it interferes with the intended operation of the Plan or if there is a change in applicable law or circumstances which results in any substantial dilution or enlargement of the rights granted to or available for participants in the Plan, appropriate adjustments will be made in the number and kind of shares as to which outstanding awards shall be exercisable and the purchase price per share for any outstanding awards.

Stock Options and Stock Appreciation Rights. The exercise price per share for each stock option or stock appreciation right granted under the Plan must equal at least the fair market value of a share of Common Stock on the date of grant; provided, that the exercise price of an incentive stock option granted to a participant who at the time of grant owns (or is deemed to own) at least 10% of the total combined voting power of all classes of the Company's stock (including its parent or subsidiary corporations) must equal at least 110% of the fair market value of a share of Common Stock on the date of grant. For any date, fair market value means the closing sale price reported on the primary exchange on which the Common Stock is listed and traded on the date prior to such date or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. The closing sale prices of the shares of Common Stock on the New York Stock Exchange was $23.60 on March 1, 2002.

Generally, the exercise price for stock options and stock appreciation rights may be paid in cash or by check or, in the Committee's sole discretion, shares of Common Stock valued at their fair market value on the date of exercise or pursuant to an arrangement with a broker in which proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option are assigned to the Company.

Stock options and stock appreciation rights must expire within 10 years from their date of grant or, if earlier, no later than: (a) the fifth anniversary of the participant's termination date if the termination is due to death, disability, retirement or, in the case of a non-employee director, after attaining age 55, or (b) the third anniversary of the participant's termination date for any other termination; provided, that an incentive stock option granted to a participant who at the time of grant owns (or is deemed to own) at least 10% of the total combined voting power of all classes of the Company's stock (including its parent and subsidiary corporations) must expire within five years from its date of grant. Regardless of the expiration date, incentive stock options must be exercised within three months of a participant's termination date. Otherwise, such stock options will automatically constitute non-qualified stock options. The Committee may provide that stock options and stock appreciation rights will be exercisable at any time after a participant completes both six months of service after the date of grant and one year of service with the Company or one of its subsidiaries; provided, that stock option and stock appreciation rights will be exercisable immediately upon the participant's termination due to death, disability, retirement or, in the case of a non-employee director, after age 55.

Performance Shares and Performance Cash Units. The Committee may establish performance goals for performance shares and performance cash units based upon certain financial objectives of the Company for an award period which shall be at least three years in length. Performance goals for awards which the Committee intends to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code are described in more detail below. A stock or cash payment equal to the number of shares of Common Stock or cash earned pursuant to the applicable performance shares or performance cash units will be made as soon as practicable following the completion of each award period; provided, that payment may be made: (a) immediately if

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

a change in control occurs or a participant terminates due to death, disability or any other reason specified by the Committee, or (b) at any time after the first year of the award period if performance goals are satisfied before the end of such award period. A participant may elect to defer any such payment by submitting a timely election to the Company.

Restricted Stock Awards. Subject to applicable law, restricted stock awards may be granted for no consideration. Restricted stock awards will be subject to a vesting period of at least two years, except that such vesting period may be one year if certain performance goals are satisfied. If a participant terminates service prior to the end of any vesting period, the portion of the restricted stock award subject to vesting will be forfeited. A participant may elect to receive performance shares in place of any restricted stock award to be granted to such participant.

Provisions Applicable to All Awards. Awards under the Plan are generally not transferable by the participant other than by will or by the laws of descent and distribution and are exercisable during the participant's lifetime only by the participant, except that the Committee may, in its sole discretion, permit a participant to transfer to any person or entity any award that is not an incentive stock option.

If a change in control occurs and if provided in an award agreement or an employee's employment, severance or other agreement, awards shall become fully vested, stock options shall be immediately exercisable and performance shares and performance cash units shall be earned and paid in whole or in part, as specified by the Committee. Further, in the event of certain mergers or consolidations, asset sales, reorganizations, liquidations or the execution of a written agreement to undergo any of the foregoing, the Committee may, with at least 10 days prior notice, cancel any outstanding awards and pay to the holders thereof cash equal to the value of such awards based upon the price per share to be received by the stockholders in such event.

The Board of Directors may, at any time, terminate the Plan. The Committee may, at any time, amend, suspend or reinstate the Plan, except that no such amendment shall be made without the approval of the Company's stockholders that would materially increase the benefits available to participants or that would otherwise require stockholder approval pursuant to applicable law. The Plan, as amended, shall be effective as of the date that the amendment is approved by the stockholders. No awards may be made under the Plan after January 31, 2005 or earlier termination by the Board of Directors.

Section 162(m) Performance-Based Compensation

Section 162(m) of the Code limits the amount that can be deducted for total compensation paid to a "Covered Executive" for any one year to $1,000,000. "Covered Executives" are the named executive officers employed by the Company or its affiliates as of December 31 of such year (collectively, the "Covered Executives"). This deduction limit does not apply to performance-based compensation. The Plan permits the Committee to grant awards which will qualify as "performance-based" compensation, as well as awards that do not qualify as "performance-based" compensation. Awards that do not qualify as such may not be deductible by the Company.

Stock options and stock appreciation rights granted under a plan will satisfy the performance-based compensation exception if the awards are granted by a committee of the Board of Directors consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period, the company's stockholders approve such grant limit, and the compensation is based solely on an increase in the fair market value of the common stock after the date of grant. The Plan has been designed to comply with these requirements by providing that the exercise price of stock options and stock appreciation rights shall be the fair market value of the Common Stock.

Performance Shares and Performance Cash Units. Performance shares and performance cash units granted under the Plan will satisfy the performance-based compensation exception if the stockholders have approved certain designated material terms and the awards otherwise comply with Section 162(m) of the Code. For purposes of Section 162(m), these material terms of the Plan must apply to the Covered Executives for any given year, although the Company may apply the same or similar performance criteria to other executives.

The Committee has approved the following four material terms of the Plan as they relate to performance shares and performance cash units granted to the Covered Executives and designated as performance-based compensation for purposes of Section 162(m) of the Code:

   1. Class of Eligible Employees. Any employee of the Company or one of its subsidiaries selected by the Committee to participate in the Plan.

   2. Performance Goals. Payments made pursuant to performance shares and performance cash units shall consist of targeted levels of, targeted levels of return on or targeted levels of growth for, one or more of the following criteria on a consolidated Company, consolidated principal business segment of the Company, business unit or divisional level, as the Committee may specify, and shall be stated for the Covered Executives in terms of an objective formula or standard established by the Committee within the first 90 days of the award period as required by Section 162(m) of the Code and the Plan: (a) earnings per share, (b) net income, (c) operating income, (d) performance profit, (e) gross margin, (f) revenue, (g) working capital, (h) total assets, (i) net assets, (j) stockholders' equity, or (k) cash flow. The foregoing performance criteria shall be determined in accordance with generally accepted accounting principles, except to the extent the Committee determines otherwise within the first 90 days of the award period and, unless the Committee determines otherwise and subject to the Committee's negative discretion at any time during the award period with respect to any such items, the following items shall be automatically excluded or included in determining whether a performance goal is satisfied, whichever produces the highest award: extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses. Further, the Committee may exercise negative discretion at any time during the award period to make adjustments to the performance goals to compensate for, or reflect: extraordinary or non-recurring events experienced during an award period by the Company or by any other corporation whose performance is relevant to the determination of whether a performance goal has been attained; any significant changes that may have occurred during such award period in applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an award has been earned; any significant changes that may have occurred during such award period in the tax laws or other laws or regulations that alter or affect the measurement of the performance goals; or any other factors which the Committee deems appropriate.

   3. Maximum Awards. The maximum number of shares that may be granted during any calendar year to any eligible person as stock options, stock appreciation rights, performance shares or restricted stock awards, collectively, shall be 500,000 and the maximum amount that may be paid in respect of performance cash units that are granted during any calendar year to any eligible person shall be $7,000,000.

   4.  Committee Certification of Performance Goal Achievement. Pursuant to the
Section 162(m) treasury regulations and the Plan, at or after the end of each calendar year, the Committee is required to certify in writing whether the pre-established performance goals and objectives have been satisfied in such year with respect to the Covered Executives. The actual payment to any eligible officer for such year shall then be determined by the Committee based upon the pre-established computation formula or methods. Payment will be made as described under the heading "Performance Shares and Performance Cash Units" above.

In addition, the Committee generally intends to take reasonable measures to avoid the loss of a Company tax deduction due to Section 162(m) of the Code. However, the Committee may, in certain circumstances, approve awards under the Plan or payments outside of the Plan that do not qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and may not be tax deductible.

Certain Federal Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law applicable to stock options awarded under the Plan and does not attempt to describe all possible federal or other tax consequences applicable to such stock options or tax consequences based on particular circumstances.

A participant recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, upon the exercise of an incentive stock option, the difference between the fair market value of the Common Stock on that date and the purchase price will be treated as an adjustment in computing the participant's alternative minimum taxable income for the taxable year in which the exercise occurred and may subject the participant to an alternative minimum tax liability if such tax liability exceeds the participant's regular tax liability for such year. If a participant incurs an alternative minimum tax liability as a result of the exercise of an incentive stock option, special rules, not discussed herein, apply with respect to subsequent sales of the shares within the same calendar year, basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and tax credits which may arise in subsequent tax years.

Participants who dispose of their shares after two years following the date the option was granted and one year following the exercise of the option, whichever occurs later, will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant disposes of such shares within two years after the date of grant or within one year from the date of exercise, the participant will recognize ordinary income equal to the lesser of: (a) the excess of the Common Stock's fair market value on the date of exercise over the purchase price, or (b) the participant's actual gain on the sale. Any additional gain (or loss) will be treated as a capital gain (or loss), which will be long- or short- term depending on how long the participant holds the shares.

A participant generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant normally recognizes ordinary income in an amount equal to the difference between the purchase price and the fair market value of the Common Stock on the exercise date. If the participant is an employee, the Company is generally required to withhold on any such ordinary income for purposes of income and employment taxes. Upon the subsequent sale of the shares, any gain (or loss) will be a long- or short-term capital gain (or loss), depending on how long the participant holds the shares.

Generally, the Company will be able to deduct for federal income tax purposes any ordinary income recognized by the participant, except to the extent that the deduction is limited by applicable provisions of the Code or the regulations thereunder.

Awards Granted Under the Plan

As of December 31, 2001, and before giving effect to the amendment of the Plan, awards covering an aggregate of 2,169,120 shares of Common Stock (excluding awards which have been terminated or otherwise forfeited) had been granted under the Plan, and 330,880 shares of Common Stock remained available for future grant under the Plan before giving effect to the amendment of the Plan. As of December 31, 2001, under the Plan, (i) the current executive officers of the Company as a group had received 1,587,000 stock options in the aggregate,
(ii) Messrs. E.M. Carpenter, Carlucci, Drewett, Denninger and Milzcik had received 540,000, 161,000, 132,000, 120,000 and 125,000 stock options, respectively; (iii) the current directors of the Company who are not executive officers of the Company, as a group had received 57,500 stock options in the aggregate, and (iv) employees of the Company and its subsidiaries, including all current officers who are not executive officers of the Company, as a group had received 524,620 stock options in the aggregate.

INDEPENDENT ACCOUNTANTS

A representative of PricewaterhouseCoopers LLP, the Company's independent accountant for the current year and for the most recently completed fiscal year, is expected to be present at the meeting and will have the opportunity to make a statement, if desired, and to be available to respond to appropriate questions.

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STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Stockholders wishing to submit proposals for inclusion in the Company's proxy statement and form of proxy for the 2003 Annual Meeting of Stockholders must submit proposals to the Company at its address given above by November 12, 2002. Stockholders wishing to present proposals for a formal vote (other than proposals included in the Company's proxy statement), or to nominate candidates for election as directors at a meeting of the Company's stockholders, must do so in accordance with the Company's by-laws. In order to be presented at the 2003 Annual Meeting, the by-laws provide that such stockholder proposals or nominations may be made only by a stockholder of record who shall have given notice of the proposed business or nomination to the Company between December 12, 2002 and January 11, 2003. The notice must contain, among other things, the name and address of the stockholder, a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting the business at the Annual Meeting, and the stockholder's ownership of the Company's capital stock. In the case of nominations, the notice should contain the background and stock ownership information with respect to each nominee. Stockholders may obtain a copy of the relevant provisions of the by-laws by writing to the Secretary of the Company at the address given above. Proposals received after January 11, 2003 will not be considered "timely" for the purpose of determining whether the Company may use discretionary authority to ask stockholders to vote on any such proposals.

GENERAL

The cost of solicitation of proxies will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's officers and employees personally or by telephone, facsimile, Internet or telegram without additional compensation. The Company may also reimburse brokers, dealers, banks, voting trustees or their nominees for their reasonable expenses in sending proxies, proxy material and annual reports to beneficial owners. The Company has retained Mellon Investor Services, LLC, 44 Wall Street, New York, New York 10005, to aid in the solicitation of proxies. Mellon Investor Services will solicit proxies by personal interview, telephone, facsimile and mail, and may request brokerage houses and other nominees and fiduciaries or custodians to forward soliciting materials to beneficial owners of the Company's stock. For these services, the Company will pay a fee of approximately $7,500, plus expenses.

The Company had outstanding 18,468,837 shares of Common Stock as of February 13, 2002, each of which is entitled to one vote. Only holders of record at the close of business on February 13, 2002 will be entitled to vote.

Under applicable Delaware law, abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum. With respect to any proposal, an abstention will have the same effect as a vote against such proposal; however, a broker non-vote will not have an effect on the outcome of the vote thereon.

If a nominee for director should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the persons nominated will be unable to serve if elected. The Board of Directors does not know of any matters to be presented for consideration at the meeting other than the matters described in Proposals 1 and 2 of the Notice of Annual Meeting. However, if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. All shares represented by the accompanying proxy, if the proxy is given prior to the meeting, will be voted in the manner specified therein.

By order of the Board of Directors.

Signe S. Gates
Secretary
March 13, 2002

                                      21

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                                                                        ANNEX I

                               BARNES GROUP INC.

                            AMENDED EMPLOYEE STOCK
                             AND OWNERSHIP PROGRAM

1.  Purpose

The purpose of the Plan is to provide a means through which the Company may attract able persons to provide services to or enter and remain in the employ with the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these service providers and employees.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Share or Cash Unit Awards, and SARs or any combination of the foregoing.

2.  Definitions

The following definitions shall be applicable throughout the Plan.

   (a) "Acceleration Event" shall have the meaning set forth in Section 8(e).

   (b) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

   (c) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option,Restricted Stock Award, Performance Share or Cash Unit Award, or SAR under the Plan.

   (d) "Award Agreement" means the agreement between the Company and a Participant who has been granted an Award which defines the rights and obligations of the parties with respect to such Award.

   (e) "Award Period" means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share or Cash Units has been earned.

   (f) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

   (g) "Board" means the Board of Directors of the Company.

   (h) "Change-in-Control" shall have the meaning set forth in Section 11(p).

   (i) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

   (j) "Committee" means the committee appointed by the Board to administer the Plan as described in Section 4.

   (k) "Common Stock" means the common stock of the Company.

   (l) "Company" means Barnes Group Inc.

   (m) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

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   (n) "Disability" means, with respect to Incentive Stock Options, "permanent and total disability" as defined in Section 22(e)(3) of the Code, and, for all other purposes shall have the meaning set forth in the Company's long-term disability plan.

   (o) "Eligible Person" means any person regularly employed by or providing consulting or other services to the Company or a Subsidiary. An Award other than an Incentive Stock Option may be granted to an Eligible Person, in connection with hiring, retention or otherwise, prior to the date the Eligible Person first performs services for the Company or a Subsidiary, provided that such Award shall not become vested prior to the date on which the Eligible Person completes one continuous year of employment/service with the Company and/or Subsidiaries.

   (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   (q) "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the closing sale prices reported as having occurred on the primary exchange on which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of The Nasdaq Stock Market on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of The Nasdaq Stock Market on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

   (r) "Group" means a principal business segment of the Company, including by way of example and not limitation, Associated Spring, Barnes Aerospace, and Barnes Distribution.

   (s) "Holder" means a Participant who has been granted an Award, or a permitted transferee of such a Participant.

   (t) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an "incentive stock option" within the meaning of Section 422 of the Code.

   (u) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

   (v) "Normal Termination" means termination of employment or service with the Company or a Subsidiary other than by reason of death or Disability.

   (w) "Option" means an Award granted under Section 7 of the Plan.

   (x) "Option Period" means the period described in Section 7(c).

   (y) "Option Price" means the exercise price set for an Option described in
Section 7(a).

   (z) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to
Section 6.

   (aa) "Performance Goals" means the performance objectives established by the Committee with respect to an Award Period, Restricted Period, or Option Period with respect to Performance Share or Cash Units, Restricted Stock, Options or SARs respectively, established for the purpose of determining whether, and to what extent, such Awards will be earned for an Award Period, Restricted Period or Option Period.

   (bb) "Performance Cash Unit" means a hypothetical equivalent to a number of dollars established by the Committee and granted in connection with an Award made under Section 8 of the Plan.

   (cc) "Performance Share Unit" means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under
Section 8 of the Plan.

   (dd) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) any member of the Barnes family (by blood or marriage) or any entity for the benefit of, or controlled by, a member of the Barnes family (by blood or marriage), (ii) the Company or a Subsidiary,
(iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (v) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

   (ee) "Plan" means the Company's Employee Stock And Ownership Program, as amended.

   (ff) "Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 of the Plan.

   (gg) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 9 of the Plan.

   (hh) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 9 of the Plan.

   (ii) "SAR" means a stock appreciation right which entitles a Participant to receive, in cash or Stock (valued at Fair Market Value), at the discretion of the Committee, an amount equal to the excess of the Fair Market Value of a specified number of shares of Stock at the time of exercise over the Option Price established by the Committee.

   (jj) "Securities Act" means the Securities Act of 1933, as amended.

   (kk) "SEC" means Securities and Exchange Commission.

   (ll) "Stock" means the Common Stock of the Company or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

   (mm) "Subsidiary" means any corporation or other business entity in which the Company owns a significant equity interest, as determined in the discretion of the Committee; provided, that, with respect to Incentive Stock Options, the term "Subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

3.  Effective Date, Duration and Stockholder Approval

The Plan is effective as of February 1, 2000. The validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Section 422(b)(1) of the Code and Section 162(m)(4)(C)(ii) of the Code.

The expiration date of the Plan, after which no Awards may be granted hereunder, shall be January 31, 2005; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4.  Administration

The Plan shall be administered by the Committee, which shall be composed of at least two persons, each member of which, at the time he or she takes any action with respect to an Award under the Plan, shall be a "Non-Employee Director", as defined in Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and an "outside director", as defined in Treasury Regulations (S) 1.162-27(e)(3), or any successor regulation, unless the Board determines otherwise. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

Subject to the provisions of the Plan, the Committee shall have exclusive power to:

   (a) Select the Eligible Persons to participate in the Plan;

   (b) Determine the nature and extent of the Awards to be made to each Participant, and determine whether an Award is intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code;

   (c) Determine the time or times when Awards will be made to Eligible Persons;

   (d) Determine the duration of each Award Period and Restricted Period;

   (e) Determine the conditions to which the payment of Awards may be subject;

   (f) Establish the Performance Goals, if any, for each Award Period;

   (g) Prescribe the form of Award Agreement or other form or forms evidencing Awards; and

   (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Eligible Persons, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, Performance Share or Cash Units, shares of Restricted Stock and SARs awarded by the Committee to each Eligible Person, and the expiration date and the duration of any applicable Award Period or Restricted Period.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards under the Plan, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation Section 1.162-27(c)(4). The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties. Any provision of the Plan to the contrary notwithstanding, the Committee shall not have the authority to reduce the exercise price of outstanding Options, whether by canceling the Options and issuing substitute Awards in replacement thereof or otherwise.

Any provision of the Plan to the contrary notwithstanding, to the extent permitted by, and on the terms and subject to the conditions of, applicable law, including in particular but not limited to Sections 141(c) and 157(c) of the General Corporation Law of Delaware, the power and authority of the Committee under the Plan, including but not limited to its power and authority to make, administer and interpret Awards, may be exercised by the Chief Executive Officer of the Company and the chairperson of the Committee, but only with respect to Eligible Persons and Participants who are not and have never been (i) officers or directors of the Company within the meaning of Section 16(b) of the Exchange Act and the related SEC regulations, or (ii) "covered employees" within the meaning of Section 162(m)(3) of the Code, and only if and to the extent that the Committee expressly authorizes the Chief Executive Officer and the chairperson of the Committee to exercise such power and authority. If and to the extent that the Chief Executive Officer of the Company and the chairperson of the Committee exercise the power and authority of the Committee in accordance with the preceding sentence, the term "Committee" as used in this Plan shall include the Chief Executive Officer of the Company and the chairperson of the Committee.

5.  Grant of Awards; Shares Subject to the Plan

   The Committee may, from time to time, grant Awards of Options, Restricted Stock, Performance Share or Cash Units and/or SARs to one or more Eligible Persons; provided, however, that:

   (a) The aggregate number of shares of Stock that may be issued or transferred pursuant to all Awards may not exceed 3,450,000, subject to Section 12; provided, however, that no more than 25% of the foregoing number of shares of Stock may be issued or transferred in respect of Restricted Stock, Performance Share Units and Performance Cash Units, collectively; and provided, further, that the maximum number of shares of Stock with respect to which Options or SARs or Performance Share Unit or Restricted Stock Awards, or any combination of Options, SARs, Performance Share Unit Awards or Restricted Stock Awards, may be granted during any calendar year to any Eligible Person is 500,000. The maximum amount that may be paid in respect of Performance Cash

Units that are granted in any one calendar year to any Eligible Person is $7 million (or the equivalent thereof in Shares based on the Fair Market Value of the shares on the payment date). If, after Performance Share Units or Performance Cash Units are earned, the delivery of shares of Stock or cash is deferred, any additional shares of Stock or amounts attributable to Dividend Equivalents or earnings during the deferral period shall be disregarded in applying the foregoing per Eligible Person limitations.

   (b) In the event any Option, Restricted Stock Award, Performance Share or Cash Unit or SAR shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan. If the person exercising an Option pays the purchase price of the shares subject to such Option by delivering shares of Common Stock to the Company (either through actual delivery or by attestation) in accordance with the provisions of Section 7(b) below, or pays the withholding taxes due in connection with the grant, exercise, vesting, distribution, or payment of any Award or the shares subject thereto (including without limitation any withholding taxes due as a result of an election made by an Eligible Person under Section 83(b) of the Code) by delivering shares of Common Stock to the Company or having the Company withhold shares of Common Stock otherwise issuable in connection with the Award in accordance with the provisions of Section 11(d) below, the number of shares so delivered or withheld shall be added back to the aggregate number of shares available for issuance or transfer under the Plan so that the aggregate number of shares that may be issued or transferred under the Plan pursuant to Section 5(a) above shall have been charged only for the net number of shares issued or transferred by the Company in connection with the Award; provided, however, that none of the surrendered or withheld shares shall be available for issuance under Incentive Stock Options.

   (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase.

   (d) The Committee may, in its sole discretion, require a Participant to pay consideration for an Award in an amount and in a manner as the Committee deems appropriate.

   (e) The Committee may only grant Incentive Stock Options to Eligible Persons who are employees of the Company or a subsidiary corporation as defined in
Section 424 of the Code.

   (f) Under the Plan, the Committee may grant Awards that qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, as well as Awards that do not so qualify. Awards that the Committee intends to qualify as performance-based compensation within the meaning of
Section 162(m)(4)(C) shall be granted and administered in a manner that will enable such Awards to qualify as performance-based compensation. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as performance-based compensation as well as Awards that do not so qualify, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

6.  Eligibility

Participation shall be limited to Eligible Persons selected by the Committee.

7.  Stock Options and SARs

Subject to Section 5(e), the Committee is authorized to grant one or more Incentive Stock Options, Nonqualified Stock Options or SARs to any Eligible Person. Each Option or SAR so granted shall be subject to the following conditions or to such other conditions as may be reflected in the applicable Award Agreement.

   (a) Option Price. The exercise price ("Option Price") per share of Stock for each Option or SAR shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant or, other than with respect to Incentive Stock Options, at a date subsequent to the Date of Grant as specified in the Option Award Agreement.

   (b) Manner of Exercise and Form of Payment. SARs which have become exercisable may be exercised by delivery of written notice of exercise to the Committee. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable either (i) by United States dollars in cash or by check, (ii) at the discretion of the Committee, by either actual delivery of shares or by attestation, through shares of Stock valued at the Fair Market Value at the time the Option is exercised (provided that such Stock has been held by the Participant for at least six months unless such Stock was acquired through an open market purchase within six months before actual delivery or attestation), or (iii) at the discretion of the Committee, by a cashless exercise procedure that the Company determines satisfies the provisions of section 220.3(e)(4) (or a successor provision) of Regulation T promulgated by the Board of Governors of the Federal Reserve System/1/, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above.

   (c) Option Period and Expiration. Options and SARs shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option or SAR, which acceleration shall not affect the terms and conditions of any such Option or SAR other than with respect to exercisability. If an Option or SAR is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option or SAR expires.

In granting any Option or SAR, the Committee may specify such termination and cancellation provisions as the Committee may determine; provided, however, that in the event a Participant terminates service or employment due to death, Disability, retirement (as defined in any qualified retirement plan maintained by the Company), or, in the case of a non-employee director, after attaining age 55, termination of the Option Period shall occur no later than the fifth anniversary of such date of termination, and in the event of any other termination, termination of the Option Period shall occur no later than the third anniversary of such date of termination. Any Incentive Stock Option that is exercised three months after the Participant's employment with the Company and any Subsidiary terminates (or one year after such employment terminates, if the Participant is disabled within the meaning of Section 22(e)(3)) of the Code, or at any time after such three months' or one year period, will not be eligible for federal tax treatment as an Incentive Stock Option unless the exercise takes place after the death of the Participant by the estate of the Participant or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Participant.

   (d) Other Terms and Conditions. In addition, each Option or SAR granted under the Plan shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Award Agreement, which shall be subject to the following terms and conditions:

      (i) Each Option or SAR issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

      (ii) Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or when the Option expires.

      (iii) Subject to Section 11(k), Options and SARs issued pursuant to this
   Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder.

      (iv) Each Option and SAR issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Award Agreement; provided, however, that no Option or SAR shall be exercisable prior to the date on which the

--------
/1/12 C.F.R. (S)220.3(e)(4).

   Participant completes both (A) six months of continuous service with the Company or a Subsidiary after the date on which the Option or SAR was granted, and (B) one year of continuous service with the Company or a Subsidiary, unless termination of service occurs due to death, Disability, retirement (as defined in any qualified retirement plan maintained by the Company), after a Change-in-Control, or, in the case of a non-employee director, after attaining age 55.

      (v) Each Award Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this
   Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

      (vi) Each Incentive Stock Option Award Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

   (e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

   (f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

   (g) Conversion of Incentive Stock Options into Nonqualified Stock Options; Termination of Incentive Stock Options. The Committee, at the written request of any Holder, may in its discretion, take such actions as may be necessary to convert such Holder's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Nonqualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Holder is an employee of the Company or a Subsidiary at the time of such conversion. Such actions may not, however, include extending the Option Period or reducing the exercise price of such Incentive Stock Options. At the time of such conversion, the Committee (with the consent of the Holder) may impose such conditions on the exercise of the resulting Nonqualified Stock Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Holder the right to have such Holder's Incentive Stock Options converted into Nonqualified Stock Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Holder, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

   (h) Substitution of Options. The Committee may grant Options and/or SARs in substitution for options or stock appreciation rights held for stock in corporations acquired by the Company with terms in accordance with the terms for such previous options, but with an appropriate adjustment in the exercise price and number of shares subject to the options in compliance with the requirements of Section 424 of the Code.

8.  Performance Share or Cash Units

   (a) Award Grants. The Committee is authorized to establish performance programs to be effective over designated Award Periods determined by the Committee. Award Periods applicable to Performance Share or Cash Unit Awards shall be at least three years in length; provided that payment of such Awards may be made before the completion of the applicable Award Period in the circumstances set forth in Sections 8(c), 8(e) and 11(p) below. The Committee may grant Awards of Performance Share or Cash Units to Eligible Persons in accordance with such performance programs. Before or within 90 days after the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. However, with respect to Performance Share or Cash Unit Awards which the Committee intends to qualify as performance-based compensation within the meaning of
Section 162(m)(4)(C) of the Code, the Performance Goals shall consist of targeted levels of, targeted levels of return on, or targeted levels of growth for, one or more of the following on a consolidated Company, consolidated Group, business unit or divisional level, as the Committee may specify: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company's cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders' equity, or cash flow. The foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles, except to the extent the Committee directs otherwise within the earlier of (i) 90 days after the start of the Award Period or (ii) a date on which no more than one fourth of the Award Period has elapsed, and may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses. Any such Performance Goal or combination of such Performance Goals may apply to the Participant's Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify. The Committee shall determine the number of Performance Share or Cash Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award.

   (b) Determination of Award. At the completion of a Performance Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock or amount of cash earned with respect to each Participant's Performance Share or Cash Unit Award by multiplying the number of Performance Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

   (c) Payment of Performance Share or Cash Unit Awards. Performance Share or Cash Unit Awards shall be payable in that number of shares of Stock or that amount of cash determined in accordance with Section 8(b); provided, however, that, at its discretion, the Committee may make payment to any Participant of Performance Share Units in the form of cash upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the business day prior to payment. Payments of Performance Share or Cash Unit Awards shall be made as soon as practicable after the completion of an Award Period; provided, however, that if the Performance Goals for an Award Period are attained before the completion of such Award Period, payment of Performance Share or Cash Unit Awards granted with respect to such Award Period may be made at such time or times after the first year of the Award Period and before the completion of such Award Period as the Committee may direct, and, provided further, that if a Participant makes the election described below, Performance Share or Cash Units (with any Cash Units being converted into equivalent Performance Share Units) shall instead be credited to the Participant's Performance Share Account. Such credit of Performance Shares to a Participant's Performance Share Account shall be made as of the same date as payment of the Award would have been made to the Participant had no prior election been made.

      (i) Elections.

          Any election to have an Award or a portion of an Award credited to a Performance Share Account shall be made on a written form provided by the Company for such purpose and shall only be effective with respect to Awards that may be made on and after the January 1 following the Company's receipt of such form, provided that such form is received by the December 24 prior to the applicable January 1. Any such election shall be made only in increments of ten percent (10%) of the Award (rounded to the nearest whole share) and shall be effective only for Awards made during the year in which the election becomes effective.

      (ii) Performance Share Account.

          The Company shall maintain on its books and records a Performance Share Account to record its liability for future payments to the Participant or his or her beneficiary pursuant to the Plan. However, a Performance Share Account under the Plan shall constitute an unfunded arrangement; the Company shall not be required to segregate or earmark any of its assets for the benefit of the Participant or his or her beneficiary, and the amount reflected in a Performance Share Account shall be available for the Company's general corporate purposes and shall be available to the Company's general creditors. The amount reflected in a Performance Share Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Participant or his or her beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Participant nor his or her beneficiary may assert any right or claim against any specific assets of the Company in respect of a Performance Share Account, and the Participant and his or her beneficiary shall have only a contractual right against the Company for the amount reflected in a Performance Share Account.

          Notwithstanding the foregoing, in order to pay amounts which may become due under the Plan in respect of a Participant's Performance
       Share Account, the Company may establish a grantor trust (hereinafter the "Trust") within the meaning of Section 671 of the Code. Some or all of the assets of the Trust may be dedicated to providing benefits to the Participants pursuant to the Plan, but, nevertheless, all assets of the Trust shall at all times remain subject to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency.

      (iii) Dividend Equivalents.

          On every date on which a dividend or other distribution is paid with respect to Common Stock, commencing with the first such payment date after the date on which a Performance Share is credited to a Participant's Performance Share Account and continuing until such Performance Share is either forfeited or paid out, there shall be credited to the Participant's Performance Share Account a Dividend Equivalent in respect of such Performance Share. A Dividend Equivalent shall mean, with respect to a whole Performance Share credited to a Participant's Performance Share Account, a measure of value equal to the fractional share of Common Stock that could be purchased with the amount that would have been paid to the Participant as a dividend or other distribution if the Participant had owned a whole share of Common Stock in lieu of said whole Performance Share, the date of such deemed purchase being the dividend payment date. Dividend Equivalents are expressed in the form of Performance Shares. Notwithstanding the foregoing, the Committee may decide when granting a Performance Share that Dividend Equivalents with respect to such Performance Share shall be paid to a Participant as accrued, rather than credited to the Participant's Performance Share Account.

      (iv) Participant not a Stockholder.

          The Participant shall have no stockholder's rights with respect to any shares of Common Stock in respect of which Performance Shares are credited to his or her Performance Share Account.

      (v) Payments in Respect of Performance Shares.

          (1) Termination of Employment or Provision of Services: In the event of a Participant's Normal Termination and without a payment date having been specified as provided below, such Participant shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant's Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Participant's Normal Termination.

          (2) Election of Participant: Upon prior written election by a Participant, the Participant shall be entitled to receive payment in respect of an Award of Performance Shares, to the extent then vested, and any Dividend Equivalents earned on such Award on the date or dates specified in such written election. Such election must either be made as part of the election to have such Award of Performance Shares credited to a Performance Share Account as provided above, or at any time at least one year prior to the date on which such payment would otherwise be made. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares, including related Dividend Equivalents, then credited to the Participant's Performance Share Account with respect to such Award, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment. Nothing herein shall preclude separate elections with respect to separate Awards.

          (3) Disability or Death While Employed by or Providing Services to the Company: Notwithstanding an election made pursuant to the preceding section, in the event of a Participant's termination of employment or provision of services for reasons of Disability or death, the Participant or his or her beneficiary, as the case may be, shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant's Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant or his or her beneficiary within sixty
       (60) days after the Company has been notified in writing of the Disability or death of the Participant and has been provided with any additional information, forms or other documents it may reasonably request.

          (4) Hardship Payment: Notwithstanding an election made pursuant to the Plan or the Participant's continued employment with or provision of services to the Company, if the Committee, upon written petition of the Participant, determines, in the Committee's sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Participant shall be entitled to receive, as soon as practicable following such determination, payment sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant's Performance Share Account. Such payment shall be made, at the election of the Participant, either (i) in the form of the number of whole shares of Common Stock, the proceeds from the sale of which would be sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant's Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause (i) of this sentence; or (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of a hardship payment in respect of the Participant's entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. For purposes of the foregoing, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence. Cash needs arising from foreseeable events such as generally the purchase of a house or educational expenses for children shall not be considered to be the result of an unforeseeable financial emergency. Said shares of Common Stock and any cash amount shall be transferred to the Participant as soon as practicable after the Committee determines that the Participant has suffered an unforeseeable financial emergency. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment.

          (5) Early Withdrawal: Notwithstanding an election made pursuant to the Plan or the Participant's continued employment with or provision of services to the Company, the Participant, upon written petition to the Committee at any time, shall be entitled to receive payment in respect of all or any portion of the amount then credited to his or her Performance Share Account, subject to a forfeiture penalty of six percent (6%) of the amount of the payment requested by the Participant. Such payment shall be made, at the election of the Participant, either
       (i) in the form of the number of shares of Common Stock equal to the number of whole Performance Shares requested by the Participant in the written petition and then credited to the Participant's Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause (i) of this sentence; or (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of an early withdrawal in respect of the Participant's entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Company has received the Participant's written petition. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment and the six percent (6%) forfeiture penalty.

   (d) Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned; (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; or (iv) any other factors which the Committee deems appropriate. However, the Committee may exercise only negative discretion with respect to awards that are intended to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code. With respect to such awards, unless the Committee determines otherwise at any time prior to payment of a Participant's award under the Plan for any Award Period, and subject to the Committee's right to exercise negative discretion, extraordinary, unusual or non-recurring items, discontinued operations, effects of accounting changes, effects of currency fluctuations, effects of financing activities, expenses for restructuring or productivity initiatives, non-operating items, effects of acquisitions and acquisition expenses, and effects of divestitures and divestiture expenses, any of which affect any Performance Goal applicable to such awards (including but not limited to earnings per share) shall be automatically excluded or included in determining the extent to which the Performance Goal has been achieved, whichever will produce the higher award.

   (e) Acceleration. Any provision of the Plan to the contrary notwithstanding, the Committee may (but need not) provide that Performance Share or Cash Unit Awards will be earned and paid in whole or in part (as the Committee may specify) if an "Acceleration Event" (as hereafter defined) occurs during the Award Period to which such Units relate, whether or not the Performance Goal applicable to such Units is thereafter attained. For this purpose, an "Acceleration Event" means (i) the Participant's employment by the Company and its Subsidiaries terminates by reason of death, Disability or for other reason(s) specified by the Committee, or (ii) a Change-in-Control (as defined in Section 11(p) below) occurs; provided that, with respect to Performance Share Units and Performance Cash Units that are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, Acceleration Events shall be limited to such events (including without limitation death,

Disability and Change-in-Control) as will not prevent such Performance Share Units and Performance Cash Units from qualifying as performance-based compensation under Section 162(m)(4)(C) of the Code if the Performance Goal applicable to such Performance Share and Cash Units is attained and no Acceleration Event occurs.

9.  Restricted Stock Awards

   (a) Award of Restricted Stock.

      (i) The Committee shall have the authority (1) to grant Restricted Stock Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and
   (3) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

      (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (1) an escrow agreement satisfactory to the Committee and (2) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock Award Agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in
   Section 9(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, and to receive dividends paid thereon.

      (iii) Upon the Award of Restricted Stock, the Committee shall cause a Stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the Stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any Stock certificate held by it registered in the name of the Holder.

   (b) Restrictions.

      (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award
   Agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the Stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; and (3) the shares shall be subject to forfeiture to the extent provided in Section 9(d) and the Award Agreement and, to the extent such shares are forfeited, the Stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a stockholder shall terminate without further obligation on the part of the Company.

      (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

   (c) Restricted Period. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock Award indicated in a schedule established by the Committee and set forth in the written Award Agreement. The Restricted Period shall be at least two years; provided, however, that it may be as short as one year if vesting is based on achievement of Performance Goals.

   (d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award Agreement, in the event a Participant terminates employment with or ceases to provide services to the Company during a Restricted Period for any reason, that portion of the Award with respect to which restrictions have not expired shall be completely forfeited to the Company. Except as otherwise determined by the Committee, in the event of such a forfeiture, the amount of an Award that would otherwise be payable shall be reduced, but not below zero, by the amount of any dividends previously paid to the Holder with respect to the forfeited Restricted Stock.

   (e) Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 9(b) and the Award Agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his or her beneficiary, without charge, the Stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or Stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

   (f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

      "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as
   of       , between Barnes Group Inc. and         . A copy of such Agreement
   is on file at the offices of the Company."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

   (g) Deferral. Upon election by a Participant, a whole share of Restricted Stock that would otherwise have been granted to the Participant shall instead be made in the form of Performance Shares, and such Performance Shares shall be credited to the Participant's Performance Share Account, subject to the provisions of Section 8. Such credit of Performance Shares shall be made as of the same date as Restricted Stock would have been awarded to the Participant had no prior election been made. Any such election shall be made by December 24 prior to the year in which the Award for which the election is made will be made, and shall otherwise comply with the requirements for elections in Section 8(c). If an event occurs which would have caused forfeiture of the Restricted Stock for which an election pursuant to this paragraph is made, then the equivalent Performance Shares, along with any related Dividend Equivalents, shall be forfeited.

10.  Non-Competition Provisions

In addition to such other conditions as may be established by the Committee, in consideration of the granting of Awards under the terms of the Plan, the Committee, in its discretion, may include non-competition provisions in the applicable Award Agreement.

11.  General

   (a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

   (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

   (c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the SEC or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

   (d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder may be required to pay to the Company prior to delivery of such Stock, the amount of any such taxes which the Company is required to withhold, if any, with respect to such Stock. The Company shall accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

   (e) Claim to Awards and Employment or Service Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary.

   (f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

   (g) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

   (h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

   (i) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

   (j) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

   (k) Nontransferability. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow in an Award Agreement for transfer of Awards other than Incentive Stock Options to other persons or entities.

   (l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than such member.

   (m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

   (n) Expenses. The expenses of administering the Plan shall be borne by the Company.

   (o) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

   (p) Change-in-Control. Notwithstanding anything in the Plan to the contrary, in the event of a "Change-in-Control", as defined below, all Awards made pursuant to the Plan shall become fully vested immediately, and all Options shall be immediately exercisable (provided that if the "Change-in-Control" occurs with respect to a Subsidiary, only Awards and Options granted to employees of such Subsidiary shall be affected), if the Committee so provides in an Award Agreement, or if so provided in an employment, severance or other agreement of an employee granted an Award. A "Change-in-Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

      (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any such securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (iii) below; or

      (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

      (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

      (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

12.  Changes in Capital Structure

Awards granted under the Plan and any Award Agreements shall be subject to equitable adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such corporate or other event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

Notwithstanding the above, in the event of any of the following:

   (1) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity;

   (2) All or substantially all of the assets of the Company are acquired by another person;

   (3) The reorganization or liquidation of the Company; or

   (4) The Company shall enter into a written agreement to undergo an event described in clauses (1), (2) or (3) above,

then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event. The terms of this Section 12 may be varied by the Committee in any particular Award Agreement.

13.  Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.  Amendment and Termination

The Board may at any time terminate the Plan. The Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, that any such amendment of the Plan shall be contingent on obtaining the approval of the stockholders of the Company if such amendment would materially increase benefits available to Participants or the Committee determines that such approval is necessary to comply with any requirement of law, including the requirements for qualification of Incentive Stock Options or the rules of any stock exchange, stock market or automated quotation system on which the Company's equity securities are traded or quoted.

Barnes Group Inc.
Executive Office
123 Main Street
Post Office Box 489
Bristol, Connecticut 06011-0489 U.S.A.

[LOGO] BARNES GROUP INC.

2002 Barnes Group Inc. Proxy
                                                             Please Mark
                                                             your votes as   [X]
                                                             indicated in
                                                             this example.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING
------------------------------------------------------------------------------
NOMINEES AND PROPOSALS:

1.      ELECTION OF DIRECTORS FOR A         FOR all nominees       WITHHOLD
        THREE-YEAR TERM                   listed to the left       AUTHORITY
                                          (except as marked      to vote for all
        (01) William S. Bristow, Jr.        to the contrary)     nominees listed
        (02) Edmund M. Carpenter                                   to the left
        (03) G. Jackson Ratcliffe                 [ ]                 [ ]

        ONE-YEAR TERM

        (04) Donald W. Griffin

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.      APPROVAL OF THE AMENDED BARNES     FOR            AGAINST        ABSTAIN
        GROUP INC. EMPLOYEE STOCK AND      [ ]              [ ]            [ ]
        OWNERSHIP PROGRAM


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE DIRECTED, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 AND 2.

                          I plan to attend the meeting. [ ]



SIGNATURE                          SIGNATURE                                DATE

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                     FOLD AND DETACH HERE IF VOTING BY MAIL

                            VOTE BY TELEPHONE OR MAIL


Your telephone or Internet vote authorizes the named proxies/trustee to vote your shares in the same manner as if you had marked, signed and returned your proxy by mail. Voting by telephone or Internet rather than by mail will help to reduce the Company's costs. If you vote by telephone or Internet, you do not need to mail your proxy.

To Vote by Telephone (for residents of the U.S.A. and Canada with touch tone telephones only):

     . Dial the following toll-free telephone number AT ANYTIME: 1-800-435-6710. The call goes directly to our proxy tabulator, Mellon Investor Services, LLC, and there is no charge to you.
     . You will then be asked to enter a Control Number, which is located in the box in the lower right-hand corner of this form.

     . OPTION 1: To vote as the Board of Directors recommends, FOR ALL proposals press 1. When you press 1, your vote will be confirmed and cast as you directed. END OF CALL.

     . OPTION 2: If you choose to vote on each proposal separately, press 2. You will hear the following instructions:

Proposal 1:       Election of Directors.
     -            To vote FOR ALL nominees, press 1;
     -            To WITHHOLD FOR ALL nominees, press 2;
     -            To WITHHOLD FOR AN INDIVIDUAL nominee, press 3 and follow the instructions.

     - If you press 3, enter the TWO-DIGIT NUMBER that precedes the name of the nominee(s) for whom you withhold your vote, then press #.

Proposal 2:       Approval of the Amended Barnes Group Inc. Employee Stock and
                  Ownership Program.

     -            To vote FOR, press 1;
     -            To vote AGAINST, press 2;
     -            To ABSTAIN from voting, press 3.

Your vote will be confirmed and cast as you directed. END OF CALL.


To vote by Internet: http://www.eproxy.com/b

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                            IF YOU VOTE BY TELEPHONE,
                       PLEASE DO NOT MAIL BACK YOUR PROXY,
                              THANK YOU FOR VOTING.

                            CALL, TOLL-FREE, ANYTIME
                                 1-800-435-6710

                             2002 BARNES GROUP INC.,

                         ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 10, 2002 - 11:00 a.m.
                         THE COUNTRY CLUB OF FARMINGTON
                   806 FARMINGTON AVENUE, FARMINGTON, CT 06032

The undersigned stockholder(s) of Barnes Group Inc. hereby appoints Signe S. Gates and Monique B. Marchetti, each with the power to appoint her substitute, as the undersigned's proxies and attorneys-in-fact, to vote all the shares of common stock covered by this proxy at the Annual Meeting of Stockholders on April 10, 2002, or at any adjournment thereof, upon the matters set forth in the Notice of such meeting with all the powers the undersigned would possess if personally present. Either person is individually authorized to vote as specified on proposals 1 and 2 and otherwise in her discretion.

THIS CARD ALSO PROVIDES CONFIDENTIAL VOTING INSTRUCTIONS FOR SHARES HELD IN THE BARNES GROUP INC. RETIREMENT SAVINGS PLAN. If you are a participant and have shares of Barnes Group Inc. common stock allocated to your account under this plan, please read the following as to the voting of such shares, as well as the stock for which no voting instructions are received.

Trustee's Authorization: The undersigned authorizes Riggs Bank N.A., as Trustee of the Barnes Group Inc. Retirement Savings Plan, to vote all shares of the common stock of the Company allocated to the undersigned's account under such plan, as well as a proportionate share of the stock for which voting instructions are not timely received, at the Annual Meeting of Stockholders or at any adjournment thereof, in accordance with the instructions on the reverse side.

      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.
                        PLEASE SIGN ON THE REVERSE SIDE.

                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

     For your convenience, you can vote your shares in one of three ways:

     1.  VOTE BY TELEPHONE:
     ----------------------
     If you are a resident of the U.S.A. or Canada and have a touch tone telephone, you can call the proxy tabulator, Mellon Investor Services, LLC, at the toll-free telephone number: 1-800-435-6710 and follow the instructions found on the reverse side of this card on how to vote your shares. There will be no charge to you for the call. If you are not a resident of the U.S.A. or Canada or do not have a touch tone telephone, please vote by Internet or by mailing your proxy (see instructions below). Please note that voting by telephone rather than by mail, will help to reduce the Company's costs.

     OR

     2.  VOTE BY INTERNET: http://www.eproxy.com/b
     ---------------------------------------------
     Use the Internet to vote your proxy and help to reduce the Company's costs. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

     OR

     3.  VOTE BY MAIL:
     -----------------
     Mark, sign and date your proxy and return it promptly in the enclosed envelope. Please sign exactly as the name(s) appears on the reverse side. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, general partners and other persons acting in a representative capacity should add their complete titles. When a corporation gives the proxy, an authorized officer should sign.

                              THANK YOU FOR VOTING